                                                                   EXHIBIT 99.2

                     FORM OF NOTICE OF GUARANTEED DELIVERY
                                      FOR
                       TENDER OF SHARES OF COMMON STOCK
                                      OF
                                  VIACOM INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

  This Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined herein) of Viacom Inc., a Delaware corporation ("Viacom"), made pursuant to the Offering Circular -
 Prospectus, dated June 24, 1996 (the "Offering Circular - Prospectus"), by holders whose stock certificate(s) representing shares of Class A Common Stock, $0.01 par value per share of Viacom ("Viacom Class A Common Stock") and/or Class B Common Stock, $0.01 par value per share of Viacom ("Viacom Class B Common Stock," and collectively with Viacom Class A Common Stock, "Viacom Common Stock") of Viacom are not immediately available or who cannot deliver the certificate(s) and all other required documents to The Bank of New York (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Offering Circular - Prospectus) or who cannot complete the procedure for book-entry transfer on a timely basis. The Offering Circular - Prospectus is accompanied by the Prospectus, dated June 24, 1996, of Tele-Communications, Inc., a Delaware corporation. This Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Exchange Agent. See "The Exchange Offer--Guaranteed Delivery Procedure" in the Offering Circular - Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                             THE BANK OF NEW YORK

     By Mail:                  By Facsimile:       By Hand or Overnight Courier:

 TENDER & EXCHANGE  (FOR ELIGIBLE INSTITUTIONS ONLY)     TENDER & EXCHANGE
    DEPARTMENT               (212) 815-6213                 DEPARTMENT
  P.O. BOX 11248                                        101 BARCLAY STREET
CHURCH STREET STATION                                RECEIVE AND DELIVER WINDOW
 NEW YORK, NY 10286-1248                                 NEW YORK, NY 10286
                          Confirmation of Facsimile
                              Transmission ONLY:
                              (800) 361-9781

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the Instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

  Upon the terms and subject to the conditions set forth in the Offering Circular - Prospectus, dated June 24, 1996 (the "Offering Circular -
 Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), the receipt of which is hereby acknowledged, the undersigned hereby tenders to Viacom Inc., a Delaware corporation ("Viacom"), the number of shares of Class A Common Stock, $0.01 par value per share of Viacom ("Viacom Class A Common Stock"), and/or Class B Common Stock, $0.01 par value per share of Viacom ("Viacom Class B Common Stock," and collectively with Viacom Class A Common Stock, "Viacom Common Stock"), of Viacom set forth below, at the Exchange Ratio (as defined in the Offering Circular - Prospectus) indicated in this Notice of Guaranteed Delivery, pursuant to the guaranteed delivery procedure set forth in "The Exchange Offer--Guaranteed Delivery Procedure" in the Offering Circular - Prospectus. The Offering Circular - Prospectus is accompanied by the Prospectus, dated June 24, 1996, of Tele-Communications, Inc., a Delaware corporation, receipt of which is hereby acknowledged.

  Holders of Viacom Common Stock will receive that fraction of a share of VII Cable Class A Common Stock designated by such holders, or such greater fraction as may be represented by the Final Exchange Ratio, for each share of Viacom Common Stock accepted for exchange. A holder of shares of Viacom Common Stock wishing to tender portions of his or her holdings of Viacom Common Stock at different fractions must complete a separate letter of Transmittal for each fraction at which he or she wishes to tender such portion of his or her shares of Common Stock.



     FRACTION OF A SHARE OF VII CABLE CLASS A COMMON STOCK AT WHICH SHARES
            OF VIACOM COMMON STOCK ARE BEING TENDERED FOR EXCHANGE
- -------------------------------------------------------------------------------

                              CHECK ONLY ONE BOX.

            TENDERS MAY ONLY BE SUBMITTED IN INCREMENTS OF .00125.

           IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED,
          THERE IS NO PROPER TENDER OF SHARES OF VIACOM COMMON STOCK.
- -------------------------------------------------------------------------------

  [_] .40750       [_] .42000           [_] .43250           [_] .44500           [_] .45750
  [_] .40875       [_] .42125           [_] .43375           [_] .44625           [_] .45875
  [_] .41000       [_] .42250           [_] .43500           [_] .44750           [_] .46000
  [_] .41125       [_] .42375           [_] .43625           [_] .44875           [_] .46125
  [_] .41250       [_] .42500           [_] .43750           [_] .45000           [_] .46250
  [_] .41375       [_] .42625           [_] .43875           [_] .45125           [_] .46375
  [_] .41500       [_] .42750           [_] .44000           [_] .45250           [_] .46500
  [_] .41625       [_] .42875           [_] .44125           [_] .45375           [_] .46625
  [_] .41750       [_] .43000           [_] .44250           [_] .45500           [_] .46750
  [_] .41875       [_] .43125           [_] .44375           [_] .45625           [_] .46875
                                                                                  [_] .47000

                             (PLEASE TYPE OR PRINT)

Signature(s): _______________________     Number of Shares of Viacom Common
                                          Stock Tendered:


- -------------------------------------
                                          -------------------------------------

Name(s) of                                Certificate No(s). (if applicable):
Record Holders: _____________________

                                          -------------------------------------

- -------------------------------------

                                          -------------------------------------

Address(es): ________________________
                                          Total Number of Shares Represented
                                          by Viacom Common Stock
                                          Certificate(s):

- -------------------------------------

- -------------------------------------

                           (Zip Code)     -------------------------------------


Area Code and Tel. No(s).:                IF SHARES OF VIACOM COMMON STOCK
                                          WILL BE TENDERED BY BOOK-ENTRY
                                          TRANSFER, CHECK ONE BOX AND PROVIDE
                                          ACCOUNT NUMBER

- -------------------------------------


Dated: ______________________________
                                          [_] The Depository Trust Company
                                          [_] Midwest Securities Trust Company
                                          [_] Philadelphia Depository Trust
                                          Company

                                          Account Number ______________________

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

  The undersigned, a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby (i) guarantees that either the certificates representing the shares of Viacom Common Stock tendered hereby in proper form for transfer or a confirmation of a book-entry of such shares of Viacom Common Stock into the Exchange Agent's account at The Depository Trust Company, the Midwest Securities Trust Company or the Philadelphia Depository Trust Company together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any required signature guarantees, or an Agent's Message (as defined in the Offering Circular - Prospectus) in connection with a book-entry transfer of shares, and any other documents required by the Letter of Transmittal will be received by the Exchange Agent at one of its addresses set forth above, within three American Stock Exchange, Inc. trading days after the date hereof, (ii) represents that the holder on whose behalf this tender is being made owns the shares of Viacom Common Stock being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), and (iii) represents that the tender of such shares of Viacom Common Stock complies with Rule 14e-4.

- -------------------------------------     -------------------------------------
            Name of Firm                          Authorized Signature


- -------------------------------------     -------------------------------------
               Address                                    Title


- -------------------------------------     Name: _______________________________
                           (Zip Code)            (Please Type or Print)


- -------------------------------------     Dated: ______________________________
       Area Code and Tel. No.

NOTE: DO NOT SEND CERTIFICATES FOR SHARES OF VIACOM COMMON STOCK WITH THIS NOTICE. STOCK CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.